UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2023 (March 3, 2023)

Talkspace, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39314	84-4636604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-7206

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TALK	Nasdaq Global Select Market
Warrants to purchase Common Stock	TALKW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 17, 2021, Hudson Executive Investment Corp. (“HEC”), the predecessor to Talkspace, Inc. (the “Company”), held a special meeting of stockholders (the “HEC Special Meeting”) to approve certain matters relating to the business combination between HEC, Groop Internet Platform, Inc., d/b/a Talkspace (“Old Talkspace”), Tailwind Merger Sub I, Inc., a Delaware corporation and subsidiary of HEC (“First Merger Sub”), and Tailwind Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of HEC (“Second Merger Sub”). One of these matters was a proposal to approve HEC’s proposed second amended and restated certificate of incorporation (the “Current Charter”), which among other things, would (i) have the effect of altering the Company’s capital structure to authorize the issuance of two classes of capital stock, common stock (the “Common Stock”) and preferred stock (such alteration, the “Capital Structure Change”), and (ii) upon completion of the Capital Structure Change, increase the number of authorized shares of Common Stock of the Company from 401,000,000 shares, consisting of 380,000,000 shares of Class A common stock, 20,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock to 1,100,000,000 shares, which would consist of 1,000,000,000 shares of Common Stock, and 100,000,000 shares of preferred stock. The Current Charter was approved by a majority of the shares of Class A and Class B common stock of HEC, voting together as a single class, that were outstanding as of the record date for the HEC Special Meeting. After the HEC Special Meeting, HEC, First Merger Sub, Second Merger Sub and Old Talkspace closed the business combination, with Second Merger Sub surviving the business combination as a wholly owned subsidiary of HEC and HEC changed its name to “Talkspace, Inc.”

As of November 4, 2022, the Company had 159,149,884 shares of Common Stock issued and outstanding, as well as a significant number of additional shares of Common Stock issuable upon conversion, exercise, or settlement of, private placement warrants, public warrants, stock options, and restricted stock units.

A recent ruling by the Delaware Court of Chancery (the “Court of Chancery”) introduces uncertainty as to whether Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”) would have required the Current Charter to be approved by a separate vote of the majority of HEC’s then-outstanding shares of Class A common stock.

To date, no stockholder has given the Company notice of any allegations that the Company’s shares are unauthorized.  However, to resolve potential uncertainty with respect to the Company’s capital structure, the Company filed a petition on March 3, 2023 in the Court of Chancery under Section 205 of the DGCL (the “Petition”) to (1) validate and declare effective the Current Charter, including the filing and effectiveness thereof and (2) validate and declare effective the shares of the Common Stock, par value $0.0001 and other securities issued in reliance on the validity of the Current Charter. Concurrently with the Petition, the Company filed a motion to expedite the hearing on the Petition. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Court of Chancery’s ruling referenced above could have a material adverse impact on the Company, including on the Company’s ability to complete equity financing transactions or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved.  This uncertainty could impair the Company’s ability to execute its business plan, attract and retain employees, management and directors and adversely affect its commercial relationships.

On March 6, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 17, 2023 at 11:40 a.m Eastern Time in the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Talkspace, Inc., C.A. No. 2023-0271-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Jed Schwartz, Milbank LLP, at jschwartz@milbank.com.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability.  Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements.

In particular, no assurances can be made regarding the outcome or the timing of the Section 205 proceeding.  If the Company is unsuccessful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization could limit its ability to complete equity financing transactions or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved.  As described above, this uncertainty could have a material adverse effect on the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Petition of Talkspace, Inc. Pursuant to 8 Del. C. § 205.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2023	TALKSPACE, INC.

	By:	/s/ Jennifer Fulk
Jennifer Fulk
Chief Financial Officer